SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 2, 2006



                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                          0-17795                77-0024818
(State or Other Jurisdiction of          (Commission            (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)


                       2901 Via Fortuna, Austin, TX 78746
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

a. On November 2, 2006, Cirrus Logic, Inc. (the "Company") issued a press release announcing that it has filed with the United States Securities and Exchange Commission a Form 12b-25 indicating that the Company is unable to file a Form 10-Q for its fiscal second quarter ended September 23, 2006 on or before the fifth calendar day following the prescribed due date according to Rule 12b-25 under the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

b. The annual meeting of the Company's stockholders was held on July 28, 2006. At the close of business on May 31, 2006, the record date for the meeting, there were 87,455,155 shares of the Company's common stock outstanding and entitled to be voted at the meeting. Holders of 83,144,805 shares of the Company's common stock (representing a like number of votes) were present at that meeting, either in person or by proxy. The following table sets forth the results of the voting that occurred at the stockholder meeting:

     (a)  Election of Directors

          David French             For: 80,042,133       Withheld:  3,102,672
          D. James Guzy            For: 76,848,258       Withheld:  6,296,547
          Michael L. Hackworth     For: 76,557,133       Withheld:  6,587,672
          Suhas S. Patil           For: 76,601,929       Withheld:  6,542,876
          Walden C. Rhines         For: 76,285,846       Withheld:  6,858,959
          William D. Sherman       For: 77,967,819       Withheld:  5,176,986
          Robert H. Smith          For: 71,364,698       Withheld:  11,780,107

          There were no broker non-votes.

     (b) Ratification and approval of the Cirrus Logic, Inc. 2006 Stock Incentive Plan.

          For: 49,010,652          Against: 13,928,963   Abstain: 105,632

          There were 20,099,558 broker non-votes.

     (c) Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the Company's 2007 fiscal year.

          For: 80,948,398          Against: 2,090,559    Abstain: 105,848

          There were no broker non-votes.

Item 9.01 - Finance Statements and Exhibits.

     (d)  Exhibits.

      99.1 Text of Cirrus Logic, Inc. press release dated November 2, 2006.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CIRRUS LOGIC, INC.


Date: November 2, 2006                 By: /s/ Thurman K. Case
                                           -------------------------------------
                                           Name:  Thurman K. Case
                                           Title: Acting Chief Financial Officer





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                                  Exhibit Index

Exhibit Number          Description
--------------          -----------

   99.1                 Cirrus Logic, Inc. press release dated November 2, 2006